FS CREDIT INCOME ADVISOR, LLC
201 Rouse Boulevard
Philadelphia, PA  19112

April 6, 2018

To:	FS Credit Income Fund
	201 Rouse Boulevard
	Philadelphia, PA 19112

Re: Permanent Waiver of Portion of Management Fee

       Pursuant to the investment advisory agreement between FS Credit Income Fund ("FSCI") and FS Credit
Income Advisor, LLC ("FS Credit Income Advisor"), dated as of September 18, 2017 (as may be amended and restated from time to time) (the "Advisory
Agreement"), FSCI has agreed to pay FS Credit Income
Advisor a management fee of 1.75% of the average daily value of FSCI's gross assets, payable quarterly in arrears. This letter serves to confirm that FS Credit
Income Advisor has agreed, effective April 6, 2018, to permanently waive a portion of the management fee to which it is entitled under the Advisory Agreement so that the fee received equals 1.60% of the average daily value of FSCI's gross assets.
       In connection with this permanent
management fee waiver, FS Credit Income Advisor represents that the quality and quantity of services under the Advisory Agreement will not be affected by such reduction in fees and that its obligations under the Advisory Agreement will remain unchanged in all respects. Any future amendment to increase or otherwise reinstate the management fee rate under the Advisory Agreement as in effect prior to the date of this letter must be approved by the shareholders of FSCI and to the extent required by the Investment Company
Act of 1940. FSCI and FS Credit Income Advisor agree that this letter shall be attached to and made a part of the Advisory Agreement, which shall continue in full force and effect as modified hereby.
       Sincerely,

	/s/ Michael C. Forman
Michael C. Forman

Manager, FS Credit Income Advisors, LLC

Accepted and Agreed as of the Date
First Set Forth Above:

FS CREDIT INCOME FUND

By: /s/ Edward T. Gallivan, Jr.
Name: Edward T. Gallivan, Jr.
Title: Chief Financial Officer